                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  May 15, 2003
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                      0-11730                   84-1089377
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                      Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington              98117
    (Address of principal executive offices)                   (Zip Code)

                                 (206) 297-6151
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

            None

(b)   Pro Forma Financial Information

            None

(c)   Exhibits

            Exhibit 99  News Release issued by Cognigen Networks, Inc. on May 15, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On May 15, 2003,  Cognigen  Networks,  Inc. issued a news release announcing its unaudited financial results for the quarter and nine months ended March 31, 2003.

                                   SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

Dated:  May 16, 2003                      COGNIGEN NETWORKS, INC.

                                    By:   /s/ David L. Jackson
                                          David L. Jackson
                                          Senior Vice President of Corporate and
                                          Public Affairs and Secretary

                                  EXHIBIT INDEX

      EXHIBIT NUMBER                            EXHIBIT
            99                                  News Release dated May 15, 2003